UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

ELECTRONIC ARTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17948	94-2838567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California	94065-1175
(Address of principal executive offices)	(Zip Code)

(650) 628-1500

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 25, 2008, Electronic Arts Inc. (“Electronic Arts” or “EA”), held a conference call to discuss its proposal to acquire Take-Two Interactive Software, Inc. (“Take-Two”). A transcript of the entire conference call (including the question-and-answer session), along with certain prepared remarks made during the course of the conference call and posted on February 25, 2008 by Electronic Arts to www.eatake2.com, its website related to its proposal, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Transcript of February 25, 2008 Electronic Arts Conference Call.

Exhibit 99.2	February 25, 2008 Conference Call Prepared Remarks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

(Registrant)

Date: February 25, 2008	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of February 25, 2008 Electronic Arts Conference Call.

99.2	February 25, 2008 Conference Call Prepared Remarks.